Investor Presentation

July 2006

            Certain statements in this presentation, including, without limitation, statements containing the words “believes”, “anticipates”, “intends”, and
“expects”, and words of similar import, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the
Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following; general economic and business conditions in those areas in which the Company operates, demographic changes, competition, fluctuations in interest rates, changes in business strategy or developments plans, changes in governmental regulation, credit quality, the availability of capital to fund the expansion of the Company’s business, and other factors referenced in the Company’s filings with the SEC and this presentation. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events o
r developments.

Company Overview

The Leading community bank on California’s
Central Coast

Headquartered in Paso Robles, CA with $520
million in assets as of June 30, 2006

Covering the growing markets of San Luis
Obispo and Northern Santa Barbara Counties

Heritage is Focused on Building Core Deposit Relationships

Source: SNL Securities

Market Areas: Branch Locations

11 Branches

Market Areas: Distinct Markets

  Our Growing Home Market – Three Branches from

                                Paso Robles to Atascadero, fourth opening in
                                Templeton, August 2006

  The Progressive Village – Two Branches in

                                San Luis Obispo

  The Gold Coast – Two Branches from Cambria to

                                Morro Bay, One Branch in Arroyo Grande

  Central Coast Wine Country – Three Branches in

                                Northern Santa Barbara County

Heritage is Capitalizing on Market Diversity and Poised for Growth

Market Areas: Our Growing Home Market

Paso Robles, Templeton and Atascadero

                              Small town environment with transitioning culture and
                                diversifying industry

                              A pocket of “relatively” affordable housing and one of
                                California’s least populated Coastal areas

                              Halfway between San Francisco and Los Angeles on
                                US101 and on the main Hwy 46 corridor to the coast
                                from rapidly growing Fresno and Bakersfield

Heritage Oaks had 23% Market Share in Paso Robles at June 2005

Market Areas: Our Growing Home Market

Paso Robles - The Next Napa

  What the world’s top wine critic says about Paso Robles:

                                “… there is vast untapped potential in the limestone
                                hillsides west of California Route 101. ”

                                “…a stunning wine that showcases the magnificent
                                fruit that emerges from some of the vineyards planted
                                on Paso Robles’ limestone ridges.”

                                 - Robert M. Parker, Jr.

                                       The Wine Advocate

The Wine Industry has Sparked Commercial Development and Lending

Market Areas: The Progressive Village

San Luis Obispo

                              California State Polytechnic University – Tops in the
                                Nation and the CA State University System

                              Active Real Estate Market – A highly attractive mix
                                of Culture, Country and Coast

                              Dynamic environment of growth and cultural evolution

Heritage Effectively Competing in an “Over-Banked” Market by Earning

the Fierce Loyalty of Clients through World-Class Service

Market Areas:  The Gold Coast

Cambria, San Simeon, Morro Bay, Pismo
Beach and Arroyo Grande

                              Some of the finest and most underdeveloped and
                                accessible coastline left in California

                              At the ocean terminus of Hwy 46 from the Central
                                Valley, these enclaves have attracted investment by
                                many living in growing Fresno, Bakersfield and other
                                Valley communities

Necessary Ingredients Intact for Economic Transition and Development

Market Areas: Central Coast Wine Country

Santa Maria

                              Combination of family communities, resort
                                destinations and agricultural zones

                              Largest developable coastal area in the region

         Santa Maria is the largest city in the Central Coast
                                region

This Market Presents Market Share and Market Extension
Opportunities in Both Business and Retail Client Relationships

Deposit Market Share (June 1998 vs. June 2005)
San Luis Obispo County

Source: SNL Securities and FDIC

Deposit

Deposit

June

Market

Pro

June

Market

1998 Rank

Institution

Share

Forma

2005 Rank

Institution

Share

1

Mid-State Bank*

21.1%

24.1%

1

Mid-State Bank

21.5%

2

Bank of America

19.4%

2

Washington Mutual

17.2%

3

Washington Mutual*

15.0%

23.2%

3

Bank of America

16.2%

4

Home Savings*

8.2%

4

Heritage Oaks Bank

7.9%

5

Wells Fargo

5.5%

5

Wells Fargo

7.5%

6

CalFed

5.4%

6

First Bank of SLO

5.8%

7

First Bank of SLO

5.1%

7

Santa Lucia Bank

4.4%

8

Heritage Oaks Bank*

4.0%

5.9%

8

Los Padres Bank

3.5%

9

Los Padres Bank

3.8%

9

Coast National Bank

3.5%

10

Santa Lucia Bank

3.4%

10

San Luis Trust

3.3%

11

Bank of Santa Maria*

3.0%

11

Downey Savings

3.1%

12

Union Bank

2.0%

12

Mission Community

2.7%

13

Westamerica*

1.9%

13

Citibank

1.8%

14

Coast National Bank

1.8%

14

Union Bank

1.6%

15

Mission Community Bk

0.5%

* Mid-State Bank acquired Bank of Santa Maria; Washington Mutual acquired Home Savings; Heritage Oaks acquired Westamerica's in-market branches

Heritage has Achieved Growth in a Competitive Environment

2006...a Year of Building For
Continued Success

Capital Planning

Stock Repurchase Plan

Quarterly Cash Dividend

De Novo Branching

New Branch in Templeton to open in 3Q06, bringing branch
network to 12 locations

Bank Branding Project

Assessment of Delivery Channels

Implementation of Comprehensive Marketing Strategic
Plan

Strategic Staffing

Hired Joni Watson as EVP/HR in 2Q06

YTD 2006 Financial Highlights
Compared to YTD June 05 results

Net income increased 8.4% to $3.3 million

Revenues increased 9.4% to $15.5 million

Net interest margin improved 36 basis points to 5.97%

Pre-tax income rose 7.2% to $5.2 million

Return on average equity was 14.13% and return on
average assets was 1.35%

Net loans increased 6.5% to $386 million

Non-performing loans were just 0.06% of total net loans

Non-interest, non-volatile demand deposits increased
9.9% or $10.1 million

Heritage Oaks, Earning the Respect of Our Community, Clients,
Employees and Shareholders Alike

Balance Sheet Growth ($ in millions)

Assets CAGR
22.8%

2001-2005

Loan Portfolio at June 30, 2006

Prime-Based Lending Contributes to an Asset Sensitive Balance Sheet

% of

Re-Pricing

Balance

Total

< 1 Year

239,080

$

61%

1-3 Years

93,844

24%

3-5 Years

42,409

11%

> 5 Years

15,597

4%

390,931

$

100%

Non-performing loans

232

$

As % Gross Loans

0.06%

Total Gross Loans

Deposit Mix at June 30, 2006

Increasing Margins

A 1.48% Average Cost of Deposits for YTD June 2006

74% of Deposits are Low-Cost

       Net Income

24.2%

CAGR

2000-2005

($ in thousands)

17.6%

CAGR

2000-2005

Diluted EPS

Efficiency Ratio

Heritage Oaks has Delivered Shareholder Value through Performance

Market Capitalization and Stock Price
   (Adj. for Stock Dividend Activity)

At December 31

($ in thousands)

34.8%

CAGR

2000-2005

42.5%

CAGR

2000-2005

Growth in Earnings has Resulted in Shareholder Value

Financial Targets

By Serving the Best Interests of our Clients, We are committed to being the Best Community Bank in California

10.83%

11.58%

Total Risk-Based Cap Ratio

9.95%

10.73%

Tier I Risk-Based Cap Ratio

9.93%

9.83%

Leverage Cap Ratio

<60.00%

63.38%

64.68%

62.66%

64.34%

Efficiency Ratio

20.00%

15.36%

14.13%

15.94%

14.33%

Return on Average Equity

1.50%

1.30%

1.35%

1.37%

1.37%

Return on Average Asset

2007

Targets

2005

YTD

2006

YTD

2005

Q2

2006

Q2

19